EXHIBIT 99.1
LETTER OF TRANSMITTAL
To Tender for Exchange
11% Senior Notes due 2014
of
MAXCOM TELECOMUNICACIONES, S.A. de C.V.

Pursuant to the Prospectus Dated          , 2007

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
NEW YORK CITY TIME, ON          , 2007 UNLESS EXTENDED (THE “EXPIRATION DATE”).

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to the Exchange Agent:
Deutsche Bank Trust Company Americas
(the “Exchange Agent”)

By Registered or Certified Mail:

DB Services Tennessee, Inc.
Reorganization Unit
P.O. Box 305050
648 Grassmere Park Road
Nashville, TN 37229-2731
Attention: SPU-Reorg

Facsimile Transmission:

(615) 835-3701

For Information Telephone:

(800) 735-7777

Delivery of this Letter of Transmittal to an address or facsimile number other than as set forth above will not constitute a valid delivery.

For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (800) 735-7777.

The undersigned hereby acknowledges receipt of the Prospectus dated          , 2007 (the “Prospectus”) of Maxcom Telecomunicaciones, S.A. de. C.V., a sociedad anónima de capital variable (a corporation with variable capital) under the laws of Mexico (the “Issuer”), and this Letter of Transmittal (the “Letter of Transmittal”), that together constitute the Issuer’s offer (the “Exchange Offer”) to exchange $1,000 in principal amount of its 11% Senior Notes due 2014, Series B (the “New Senior Notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for each $1,000 in principal amount of its outstanding 11% Senior Notes due 2014 (the “Outstanding Senior Notes”). Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Letter of Transmittal is to be used by holders of Outstanding Senior Notes if (i) certificates representing the Outstanding Senior Notes are to be physically delivered to the Exchange Agent herewith or (ii) tender of the Outstanding Senior Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption “Exchange Offer — Guaranteed Delivery Procedures.” See Instruction 2. If tender of Outstanding Senior Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth in the Prospectus under the caption “Exchange Offer — Procedures for Tendering” by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Outstanding Senior Notes to the extent provided herein, no Letter of Transmittal is required to be delivered. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

Valid acceptance of the terms of the Exchange Offer may be effected by a participant in the Book-Entry Transfer Facility tendering Outstanding Senior Notes through the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) where the Exchange Agent receives an Agent’s Message prior to the Expiration Date. See Instruction 1. Accordingly, such participant must electronically transmit its acceptance to the Book-Entry Transfer Facility through ATOP, and then the Book-Entry Transfer Facility will edit and verify the acceptance, execute a book-entry delivery to the Exchange Agent’s account at the Book-Entry Transfer Facility and send an Agent’s Message to the Exchange Agent for its acceptance. By tendering through ATOP, participants in the Book-Entry Transfer Facility will expressly acknowledge receipt of this Letter of Transmittal and agree to be bound by its terms and the Company will be able to enforce such agreement against such Book-Entry Transfer Facility participants.

Ladies and Gentlemen:

The undersigned hereby tenders the Outstanding Senior Notes described in Box 1 below (the “Tendered Securities”) pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Securities and the undersigned represents that it has received from each beneficial owner of the Tendered Securities (the “Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

Subject to, and effective upon, the acceptance for exchange of the Tendered Securities, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title, and interest in, to and under the Tendered Securities.

Please issue the New Senior Notes exchanged for Tendered Securities in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions” below (Box 3), please send or cause to be sent the certificates for the New Senior Notes (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Securities to the Issuer or cause ownership of the Tendered Securities to be transferred to, or upon the order of, the Issuer, on the books of the registrar for the Outstanding Senior Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer upon receipt by the Exchange Agent, as the undersigned’s agent, of the New Senior Notes to which the undersigned is entitled upon acceptance by the Issuer of the Tendered Securities pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Securities, all in accordance with the terms of the Exchange Offer.

The undersigned understands that tenders of Outstanding Senior Notes pursuant to the procedures described under the caption “Exchange Offers” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption “Exchange Offer — Withdrawal of Tenders.” All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Securities and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Securities are acquired by the Issuer as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuer or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the New Senior Notes to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating or engaging, do not intend to participate or engage, and have no arrangement or understanding with any person or entity to participate or engage, in the distribution, within the meaning of the Securities Act, of the New Senior Notes in violation of the Securities Act, (iii) except as otherwise disclosed in writing herewith, neither the undersigned nor any Beneficial Owner is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Issuer, (iv) that the undersigned is not a broker-dealer tendering securities directly acquired from the Issuer for its own account, (v) the undersigned and each Beneficial Owner acknowledge and agree that any person participating in the Exchange Offer with the intention or for the purpose of distributing the New Senior Notes must comply with the registration and prospectus delivery requirements of the Securities Act, in connection with a secondary resale of the New Senior Notes acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the “Commission”) set forth in no-action letters, as discussed in the section of the Prospectus entitled “Exchange Offer — Resale of the New Senior

Notes”, and (vi) the undersigned is not acting on behalf of any person or entity that could not truthfully make the foregoing statements.

In addition, by accepting the Exchange Offer, the undersigned hereby (i) represents and warrants that, if the undersigned or any Beneficial Owner of the Outstanding Senior Notes is a broker-dealer, such broker-dealer acquired the Outstanding Senior Notes for its own account as a result of market-making activities or other trading activities and has not entered into any arrangement or understanding with the Issuer or any “affiliate” of the Issuer (within the meaning of Rule 405 under the Securities Act) to distribute the New Senior Notes to be received in the Exchange Offer, and (ii) acknowledges that, by receiving New Senior Notes for its own account in exchange for Outstanding Senior Notes, where such Outstanding Senior Notes were acquired as a result of market-making activities or other trading activities, such broker-dealer will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Senior Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The Issuer has agreed that, for a period starting on the Expiration Date and ending on the close of business on the earlier of the (i) 180th day after the Expiration Date and (ii) date on which all broker-dealers who have elected to exchange Outstanding Senior Notes acquired for their own account as a result of market-making activities or other trading activities for New Senior Notes (each a “Participating Broker-Dealer”) have sold all New Senior Notes held by them, it will make the Prospectus available to any such broker-dealer for use in connection with any such resale. Unless notified pursuant to Box 7 “Broker-Dealer Status”, the Issuer will assume that the undersigned is not and is not acting on behalf of a Participating Broker-Dealer.

☐	CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE “Use of Guaranteed Delivery” BELOW (Box 4).

☐	CHECK HERE IF TENDERED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE “Use of Book-Entry Transfer” BELOW (Box 5).

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING THE BOXES

BOX 1
DESCRIPTION OF OUTSTANDING SENIOR NOTES TENDERED
(Attach additional signed pages, if necessary)
Aggregate
Name(s) and Address(es) of Registered Outstanding	Certificate	Principal	Aggregate
Security Holder(s), exactly as name(s) appear(s) on	Number(s) of	Amount	Principal
Outstanding Security Certificate(s)	Outstanding	Represented by	Amount
(Please fill in, if blank)	Senior Notes*	Certificate(s)	Tendered**

Total

* Need not be completed by persons tendering by book-entry transfer.
** The minimum permitted tender is $1,000 in principal amount of any series of Outstanding Senior Notes. All other tenders must be in integral multiples of $1,000 of principal amount of any series of Outstanding Senior Notes. Unless otherwise indicated in this column, the principal amount of all Outstanding Security Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered.

See Instruction 4.

BOX 2
BENEFICIAL OWNER(S)
State of Principal Residence of Each	Principal Amount of Tendered Securities
Beneficial Owner of Tendered Securities	Held for Account of Beneficial Owner

BOX 3
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5, 6 and 7)

TO BE COMPLETED ONLY IF NEW SENIOR NOTES EXCHANGED FOR OUTSTANDING SENIOR NOTES AND UNTENDERED OUTSTANDING SENIOR NOTES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail New Senior Notes and any untendered Outstanding Senior Notes to:

Name(s) (please print):

Address (include Zip Code):

Tax Identification or Social Security No.:

BOX 4
USE OF GUARANTEED DELIVERY
(See Instruction 2)

TO BE COMPLETED ONLY IF OUTSTANDING SENIOR NOTES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):

Date of Execution of

Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

BOX 5
USE OF BOOK-ENTRY TRANSFER
(See Instruction 1)

TO BE COMPLETED ONLY IF DELIVERY OF TENDERED SECURITIES IS TO BE MADE BY BOOK-ENTRY TRANSFER.

Name of Tendering Institution:

Account Number:

Transaction Code Number:

BOX 6
TENDERING HOLDER SIGNATURE
(See Instructions 1 and 5)
In Addition, Complete Substitute Form W-9

X

X
(Signature of Registered Holder(s) or Authorized Signatory)

Note:  The above lines must be signed by the registered holder(s) of Outstanding Senior Notes as their name(s) appear(s) on the Outstanding Senior Notes or by persons(s) authorized to become registered holder(s) (evidence of such authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 5.

Name(s):

Capacity:

Street Address (include Zip Code):

Area Code and Telephone Number:

Tax Identification or Social Security Number:

Signature Guarantee
(If required by Instruction 5)

Authorized Signature:

X

Name:

Title:

Name of Firm:

(Must be an Eligible Institution as defined in Instruction 2)

Address:

Area Code and Telephone Number:

Dated:

BOX 7
BROKER-DEALER STATUS

☐	CHECK HERE IF THE BENEFICIAL OWNER IS A PARTICIPATING BROKER-DEALER WHO HOLDS SECURITIES ACQUIRED AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES.

☐	CHECK HERE TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW SENIOR NOTES RECEIVED IN EXCHANGE FOR SUCH SECURITIES.

Name:

Address:

Area Code and Telephone Number:

Contact Person:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. — Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

Give the SOCIAL
SECURITY
For this type of account:		number of —
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
8.	Sole proprietorship account	The owner(4)

Give the EMPLOYER
IDENTIFICATION
For this type of account:		number of —
9.	A valid trust, estate, or pension trust	The legal entity
10.	Corporate account	The corporation
11.	Religious, charitable, or educational organization account	The organization
12.	Partnership account held in the name of the business	The partnership
13.	Association, club, or other tax-exempt organization	The organization
14.	A broker or registered nominee	The broker or nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	Show the name of the owner. You may also enter your business or “doing business as” name. You may also use either your social security number or employer identification number (if you have one).
(5)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

REQUESTER’S NAME:
MAXCOM TELECOMUNICACIONES, S.A. de C.V.
Substitute
FORM W-9

Department of the Treasury
Internal Revenue Service (IRS)

Payer’s Request for Taxpayer
Identification Number (TIN)

Please fill in your name and address below:

Name

Address (number and street)

City, State and Zip Code	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.	Social Security Number OR Taxpayer Identification Number

Part 2 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (as defined for U.S. federal income tax purposes).
Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4 and see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

Signature		Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON PAYMENTS MADE TO YOU PURSUANT TO THE PLAN, AS WELL AS FUTURE INTEREST AND DIVIDEND PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that unless I provide a taxpayer identification number within 60 days, all reportable payments made to me after 60 days will generally be subject to backup withholding.

Signature		Date

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

MAXCOM TELECOMUNICACIONES, S.A. DE C.V.

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Outstanding Senior Notes.  A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Securities must be received by the Exchange Agent at its address set forth herein or such Tendered Securities must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption “Exchange Offer — Procedures for Tendering” (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date.

Acceptance of the Exchange Offer for senior notes that are held through The Depository Trust Company (“DTC”) must be transmitted through DTC’s Automated Tender Offer Program, or ATOP, pursuant to which you will agree to be bound by the terms of the applicable Letter of Transmittal. DTC participants send electronic instructions through ATOP whereby DTC edits and verifies the acceptance and sends an Agent’s Message (as hereinafter defined) to the Exchange Agent for its acceptance. Any instruction sent through ATOP is at your risk and such instruction will be deemed made only when actually received by the Exchange Agent. In order for an acceptance of the exchange offer through ATOP to be effective, an Agent’s Message must be transmitted to and received by the Exchange Agent prior to the Expiration Date or the guaranteed delivery procedures described in Instruction 2 must be complied with. Acceptance of the Exchange Offer for senior subordinated notes held through Euroclear or Clearstream must comply with procedures established by Euroclear or Clearstream. Euroclear and Clearstream, Luxembourg intend to collect from their direct participants electronic instructions to submit the notes held by them on behalf of their direct participants in the Exchange Offer and to block any transfer of any such notes until the completion of the Exchange Offer process.

The method of delivery of certificates for Tendered Securities, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Outstanding Senior Notes should be sent to the Issuer. Neither the Issuer nor the registrar is under any obligation to notify any tendering holder of the Issuer’s acceptance of Tendered Securities prior to the closing of the Exchange Offer.

The term “Agent’s Message” means a message transmitted by DTC and received by the Exchange Agent and forming part of a book-entry confirmation (“Book-Entry Confirmation”), which states that DTC has received an express acknowledgment from a participant tendering notes which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Issuer may enforce such agreement against such participant. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

2. Guaranteed Delivery Procedures.  Holders who wish to tender their Outstanding Senior Notes but whose Outstanding Senior Notes are not immediately available, and who cannot deliver their Outstanding Senior Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Outstanding Senior Notes according to the guaranteed delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an “Eligible Institution”) and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail or facsimile transmission) setting forth the name and address of the holder, the certificate number(s) of the Tendered Securities and the principal amount of Tendered Securities, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Outstanding Senior Notes or a confirmation of book-entry transfer of the Outstanding Senior Notes into the Exchange Agent’s account at

DTC and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal or facsimile of the Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Securities in proper form for transfer or a confirmation of book-entry transfer of the Outstanding Senior Notes into the Exchange Agent’s account at DTC, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Outstanding Senior Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Outstanding Senior Notes prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery process.

3. Beneficial Owner Instructions to Registered Holders.  Only a holder in whose name Tendered Securities are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Securities who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

4. Partial Tenders.  Tenders of Outstanding Senior Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Outstanding Senior Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled “Aggregate Principal Amount Tendered” of the box entitled “Description of Outstanding Senior Notes Tendered” (Box 1) above. The entire principal amount of Outstanding Senior Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Senior Notes held by the holder is not tendered, then Outstanding Senior Notes for the principal amount of Outstanding Senior Notes not tendered and New Senior Notes issued in exchange for any Outstanding Senior Notes tendered and accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

5. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Securities, the signature must correspond with the name(s) as written on the face of the Tendered Securities without alteration, enlargement or any change whatsoever.

If any of the Tendered Securities are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Securities are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Securities are held.

If this Letter of Transmittal is signed by the registered holder(s) of Tendered Securities, and New Senior Notes issued in exchange therefor are to be issued (and any untendered principal amount of Outstanding Senior Notes is to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Securities, nor provide a separate bond power. In any other case, such registered holder(s) must either properly endorse the Tendered Securities or transmit a properly completed separate bond power with this Letter of Transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Securities, such Tendered Securities must be endorsed or accompanied by appropriate bond powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Securities, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

If this Letter of Transmittal or any Tendered Securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, evidence satisfactory to the Issuer of its authority to so act must be submitted with this Letter of Transmittal.

Endorsements on Tendered Securities or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Securities are tendered (i) by a registered holder who has not completed the box set forth herein entitled “Special Delivery Instructions” (Box 3) or (ii) by an Eligible Institution.

6. Special Delivery Instructions.  Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the New Senior Notes and/or substitute Outstanding Senior Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

7. Transfer Taxes.  The Issuer will pay all transfer taxes, if any, applicable to the exchange of Outstanding Senior Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Senior Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Securities listed in this Letter of Transmittal.

8. Tax Identification Number.  Federal income tax law requires that the holder(s) of any Tendered Securities which are accepted for exchange must provide the Issuer (as payor) with its correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN, the Holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

To prevent backup withholding, each holder of Tendered Securities must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Tendered Securities are registered in more than one name or are not in the name of the actual owner, consult the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for information on which TIN to report.

The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer’s obligation regarding backup withholding.

9. Validity of Tenders.  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Securities will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the right to reject any and all Outstanding Senior Notes not validly tendered or any Outstanding Senior Notes the Issuer’s acceptance of which would, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Outstanding Senior Notes as to any ineligibility of any holder who seeks to tender Outstanding Senior Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Senior Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Senior Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Senior Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Senior Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

10. Waiver of Conditions.  The Issuer reserves the right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Securities.

11. No Conditional Tender.  No alternative, conditional, irregular, or contingent tender of Outstanding Senior Notes or transmittal of this Letter of Transmittal will be accepted.

12. Mutilated, Lost, Stolen or Destroyed Outstanding Senior Notes.  Any tendering holder whose Outstanding Senior Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent for further instructions.

13. Requests for Assistance or Additional Copies.  Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed in writing to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

14. Acceptance of Tendered Securities and Issuance of New Senior Notes; Return of Outstanding Senior Notes. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Outstanding Senior Notes as soon as practicable after the Expiration Date and will issue New Senior Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted tendered Outstanding Senior Notes when, as and if the Issuer has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Securities are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Outstanding Senior Notes will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under “Special Delivery Instructions” (Box 3).

15. Withdrawal.  Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption “Exchange Offer — Withdrawal of Tenders.”